Exhibit 10.5(A)

EXECUTION VERSION

Amendment to Subscription Agreement

This Amendment dated as of January 9, 2026 (the “Amendment”), to that certain Subscription Agreement, dated as of September 25, 2025 (the “Subscription Agreement”), is entered into by and between GalaxyEdge Acquisition Corporation, a Cayman Islands exempted company (the “Company”), and Equinox Capital Solutions LTD, a British Virgin Islands limited company (the “Subscriber”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Subscription Agreement.

WHEREAS, the parties hereto desire to amend the Subscription Agreement to reflect changes to the number of ordinary shares subscribed for by the Subscriber in connection with the upsizing of the Company’s initial public offering and the listing of the Company’s securities on the Nasdaq or New York Stock Exchange; and

WHEREAS, Section 6.4 of the Subscription Agreement provides that the Subscription Agreement may not be modified or amended except by an instrument in writing executed by the parties thereto.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The Subscription Agreement is hereby amended by replacing the reference to “2,415,000 ordinary shares” with “4,025,000 ordinary shares”, and each reference to “315,000 ordinary shares” with “525,000 ordinary shares”.

2.	Except as otherwise expressly amended or modified hereby, all of the terms and conditions of the Subscription Agreement shall remain in full force and effect. Each reference in the Subscription Agreement to “hereof,” “hereunder,” “herein,” “hereby,” or similar terms shall be deemed to refer to the Subscription Agreement as amended by this Amendment.

3.	This Amendment, and any claim or cause of action hereunder based upon, arising out of or related to this Amendment (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Amendment, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

[Signature page follows]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be signed as of the date first written above.

GALAXYEDGE ACQUISITION CORPORATION

Name:	Ping Zhang
Title:	Chief Executive Officer

Equinox Capital Solutions LTD

Name:	Yanfang Chen
Title:	Manager